EXHIBIT 99.1
DR PEPPER SNAPPLE GROUP, INC.
CONDENSED COMBINED STATEMENTS OF OPERATIONS
For the Three Months Ended March 31, June 30, September 30, and December 31, 2007
(Unaudited, in millions, except per share data)

	For the Three Months Ended
	March 31,	June 30,	September 30,	December 31,
	2007	2007	2007	2007
Net sales	$1,269	$1,543	$1,535	$1,401
Cost of sales	572	693	719	633

Gross profit	697	850	816	768
Selling, general and administrative expenses	499	532	496	491
Depreciation and amortization	23	25	21	29
Impairment of intangible assets	—	—	—	6
Restructuring costs	13	12	11	40
Gain on disposal of intangible assets	—	—	—	(71)

Income from operations	162	281	288	273
Interest expense	61	71	63	58
Interest income	(9)	(10)	(19)	(26)
Other expense	1	—	(3)	—

Income before provision for income taxes and equity in earnings of unconsolidated subsidiaries	109	220	247	241
Provision for income taxes	41	84	93	104

Income before equity in earnings of unconsolidated subsidiaries	68	136	154	137
Equity in earnings of unconsolidated subsidiaries	1	—	—	1

Net income	$69	$136	$154	$138

Pro forma earnings per common share:
Basic(1)	$0.27	$0.54	$0.61	$0.54

(1)	Based on the Company’s reported net income divided by 253.7 million shares, which is the pro forma basic number of common shares outstanding as of May 7, 2008, the date DPS became an independent publicly-traded company.

DR PEPPER SNAPPLE GROUP, INC.
OPERATIONS BY OPERATING SEGMENT
For the Three Months Ended March 31, June 30, September 30, and December 31, 2007
(Unaudited, in millions)
     Segment results are based on management reports, which are prepared in accordance with International Financial Reporting Standards. Net sales and underlying operating profit (“UOP”) are the significant financial measures used to measure the operating performance of the Company’s operating segments. Reference is made to the Company’s Registration Statement on Form 10 and the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2008 for additional information regarding net sales and UOP by operating segment.
     Information about the Company’s operations by operating segment is as follows (in millions):

	For the Three Months Ended
	March 31,	June 30,	September 30,	December 31,
	2007	2007(2)	2007(2)	2007
Segment Results — Net Sales
Beverage Concentrates	$305	$371	$328	$338
Finished Goods	343	418	413	388
Bottling Group	684	834	870	755
Mexico and the Caribbean	87	119	107	105
Intersegment eliminations and impact of foreign currency(1)	(150)	(199)	(183)	(185)

Net sales as reported	$1,269	$1,543	$1,535	$1,401

(1)	Total segment net sales include Beverage Concentrates and Finished Goods sales to the Bottling Group segment and Bottling Group segment sales to Beverage Concentrates and Finished Goods. These sales amounted to $148 million, $200 million, $186 million and $192 million for the three months ended March 31, June 30, September 30 and December 31, 2007, respectively, and are detailed below. Intersegment sales are eliminated in the unaudited Combined Statement of Operations.

	For the Three Months Ended
	March 31,	June 30,	September 30,	December 31,
	2007	2007(2)	2007(2)	2007
Beverage Concentrates	$(78)	$(109)	$(94)	$(105)
Finished Goods	(61)	(79)	(77)	(72)
Bottling Group	(9)	(12)	(15)	(15)

Total intersegment sales	$(148)	$(200)	$(186)	$(192)

(2)	Intersegment revenue eliminations from the Bottling Group and Finished Goods segments have been reclassified from revenues to Intersegment eliminations and impact of foreign currency.

DR PEPPER SNAPPLE GROUP, INC.
OPERATIONS BY OPERATING SEGMENT (CONTINUED)
For the Three Months Ended March 31, June 30, September 30, and December 31, 2007
(Unaudited, in millions)
     UOP represents a measure of income from operations and is defined as income from operations before restructuring costs, non-trading items, interest, amortization and impairment of intangibles. To reconcile the segments’ total UOP to the Company’s total income from operations on a U.S. GAAP basis, adjustments are primarily required for: (1) restructuring costs, (2) non-cash compensation charges on stock option awards, (3) amortization and impairment of intangibles and (4) incremental pension costs. Depreciation expense is included in the operating segments. In addition, adjustments are required for total company corporate costs and other items. To reconcile UOP to the line item “income before provision for income taxes and equity in earnings of unconsolidated subsidiaries” as reported on a U.S. GAAP basis, additional adjustments are required, primarily for interest expense, interest income, and other expense (income).

	For the Three Months Ended
	March 31,	June 30,	September 30,	December 31,
	2007	2007	2007	2007
Segment Results — UOP, Adjustments and Interest Expense
Beverage Concentrates UOP	$142	$206	$193	$190
Finished Goods UOP(1)	29	74	56	62
Bottling Group UOP(1)	2	31	27	16
Mexico and the Caribbean UOP	18	31	26	25
LIFO inventory adjustment	(3)	(3)	(1)	1
Intersegment eliminations and impact of foreign currency	13	(18)	3	4
Adjustments(2)	(39)	(40)	(16)	(25)

Income from operations	162	281	288	273
Interest expense, net	(52)	(61)	(44)	(32)
Other expense	(1)	—	3	—

Income before provision for income taxes and equity in earnings of unconsolidated subsidiaries as reported	$109	$220	$247	$241

(1)	UOP for the Finished Goods and Bottling Group segments have been adjusted to eliminate intersegment profit allocations to conform to 2008 reporting. The eliminations for three months ended March 31, June 30, September 30 and December 31, 2007 totaled $12 million, $16 million, $15 million and $11 million, respectively. The eliminations for the full year 2007 totaled $54 million.

(2)	Adjustments consist of the following:

	For the Three Months Ended
	March 31,	June 30,	September 30,	December 31,
	2007	2007	2007	2007
Restructuring costs	$(13)	$(12)	$(11)	$(40)
Corporate and other(1)	(6)	(11)	(13)	(6)
Stock-based compensation expense	(14)	(8)	8	(7)
Amortization expense related to intangible assets	(7)	(6)	(7)	(10)
Incremental pension costs	(1)	(1)	1	(10)
Impairment of intangible assets	—	—	—	(6)
Gain on disposal of intangible assets	—	—	—	58
Other	2	(2)	6	(4)

Total	$(39)	$(40)	$(16)	$(25)

(1)	Consists of general and administrative expenses not allocated to the segments.

DR PEPPER SNAPPLE GROUP, INC.
RECONCILIATION OF GAAP AND NON-GAAP INFORMATION
For the Three Months Ended March 31, June 30, September 30, and December 31, 2007
(Unaudited, dollars in millions)
     Net sales after adjustments for the Beverage Concentrates, Finished Goods and Bottling Group segments is defined as net sales after intersegment eliminations and the impact of foreign currency. Segment operating profit is defined as income from operations before corporate and other costs, restructuring costs, stock-based compensation expense, amortization expense related to intangible assets and other adjustments. The Company believes that segment operating profit and net sales after adjustments may be useful for investors in assessing our segment results. Segment operating profit and net sales after adjustments are not recognized measurements under accounting principles generally accepted in the United States of America (“U.S. GAAP”). When evaluating DPS’ segment results, investors should not consider segment operating profit and net sales after adjustments in isolation of, or as a substitute for, measures of net income as determined in accordance with U.S. GAAP, such as net income or net cash provided by operating activities. Other companies may calculate segment operating profit and net sales after adjustments differently, and therefore DPS’ segment operating profit and net sales after adjustments may not be comparable to similarly titled measures reported by other companies. A reconciliation of segment operating profit to income before operations is provided below.

	For the Three Months Ended
	March 31,	June 30,	September 30,	December 31,
	2007	2007(1)	2007(1)	2007
Segment Results — Net Sales
Beverage Concentrates	$305	$371	$328	$338
Intersegment eliminations and impact of foreign currency	(78)	(109)	(93)	(103)

Beverage Concentrates after adjustments	227	262	235	235

Finished Goods	343	418	413	388
Intersegment eliminations and impact of foreign currency	(62)	(78)	(74)	(67)

Finished Goods after adjustments	281	340	339	321

Bottling Group	684	834	870	755
Intersegment eliminations and impact of foreign currency	(10)	(12)	(15)	(15)

Bottling Group after adjustments	674	822	855	740

Mexico & Caribbean	87	119	107	105
Impact of foreign currency	—	—	(1)	—

Mexico & Caribbean after adjustments	87	119	106	105

Net sales as reported	$1,269	$1,543	$1,535	$1,401

(1)	Intersegment revenue eliminations from the Bottling Group and Finished Goods segments have been reclassified from revenues to Intersegment eliminations and impact of foreign currency.

DR PEPPER SNAPPLE GROUP, INC.
RECONCILIATION OF GAAP AND NON-GAAP INFORMATION (CONTINUED)
For the Three Months Ended March 31, June 30, September 30, and December 31, 2007
(Unaudited, dollars in millions)

	For the Three Months Ended
	March 31,	June 30,	September 30,	December 31,
	2007	2007	2007	2007
Segment Results — Underlying Operating Profit and Adjustments
Segment underlying operating profit(1)	$191	$342	$302	$293
LIFO inventory adjustment	(3)	(3)	(1)	1
Intersegment eliminations and impact of foreign currency	13	(18)	3	4

Segment operating profit	201	321	304	298
Corporate and other	(6)	(11)	(13)	(6)
Restructuring costs	(13)	(12)	(11)	(40)
Stock-based compensation expense	(14)	(8)	8	(7)
Amortization expense related to intangible assets	(7)	(6)	(7)	(10)
Incremental pension costs	(1)	(1)	1	(10)
Impairment of intangible assets	—	—	—	(6)
Gain on disposal of intangible assets	—	—	—	58
Other	2	(2)	6	(4)

Income from operations as reported	$162	$281	$288	$273

(1)	Amount represents the total of the underlying operating profit for the four operating segments.